Exhibit 99.1

SomaLogic Provides 2022 Revenue Guidance in Conjunction with Analyst and Investor Meeting

BOULDER, Colo., February 4, 2022 (GLOBE NEWSWIRE) – SomaLogic, Inc., a leader in AI-data driven proteomics technology, will host a virtual analyst and investor meeting today, February 4th, 2022, from 10:00 a.m. to approximately 1:00 p.m. Eastern Time. The event is intended to highlight recent corporate updates, technical specifications and capabilities of the SomaScan platform, and various applications across life science tools and clinical diagnostics. SomaLogic management will be joined by leading experts and partners to discuss several ongoing initiatives demonstrating the vast potential for proteomics to deliver meaningful insights that can positively impact human health.

2022 Revenue Guidance

In conjunction with the event, SomaLogic is providing full-year 2022 revenue guidance. Management projects 2022 revenue of approximately $105 million to $110 million.

“We are excited about the strong revenue growth we have recognized over the past few years and our outlook for 2022,” said Roy Smythe, M.D., Chief Executive Officer of SomaLogic. “We are growing the size of our commercial team substantially and diversifying our unique offerings for our customers and collaborators. These successful efforts, along with the rapidly increasing demand for proteomics solutions and services means the future is incredibly bright for SomaLogic.”

Note, in early January SomaLogic announced expectations for 2021 revenues to exceed $79 million, the high-end of prior guidance. SomaLogic will announce final fourth quarter and full-year 2021 results during its earnings call in March.

Analyst and Investor Meeting

A live and archived webcast of the analyst and investor meeting is available on the “Investors” section of the company’s website at https://investors.somalogic.com.

About SomaLogic

SomaLogic (Nasdaq: SLGC) seeks to deliver precise, meaningful, and actionable health-management information that empowers individuals worldwide to continuously optimize their personal health and wellness throughout their lives. This essential information, to be provided through a global network of partners and users, is derived from SomaLogic’s personalized measurement of important changes in an individual’s proteins over time. For more information, visit www.somalogic.com and follow @somalogic on Twitter.

The SomaScan Platform is for Research Use Only (RUO) and has not been cleared or approved by the U.S. Food and Drug Administration for diagnostic or patient management purposes.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements relating to the expected future performance of the Company. These forward-looking statements, including our 2022 revenue outlook, are not historical and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions that relate to our strategy, expectations, plans, or intentions. All statements we make relating to our estimated and projected financial results or to our expectations regarding future trends are forward-looking statements. In addition, we, through our senior management team, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Many factors could cause actual results and events to differ materially from the forward-looking statements in this press release, including factors which are beyond SomaLogic’s control. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 and our Current Report on Form 8-K filed with the SEC on September 8, 2021, as well as subsequent annual and periodic reports filed with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SomaLogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. SomaLogic does not give any assurance that the company will achieve its expectations.

SomaLogic Contact

Emilia Costales

720-798-5054

ecostales@somalogic.com

Investor Contact

Marissa Bych

Gilmartin Group LLC

investors@somalogic.com